                                 FIRST AMENDMENT TO
                                  CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of August 15, 1997 (the "Amendment") among PACIFICARE HEALTH SYSTEMS, INC., formerly known as N-T Holdings, Inc., a Delaware corporation (the "Company"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 31, 1996 (the "Credit Agreement").

                                      RECITALS

     WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMS. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     2.   AMENDMENT. The Credit Agreement is hereby amended as follows:

          2.1 AMENDMENTS TO SECTION 1.1. The definitions of the terms "Applicable Margin" and "Senior Unsecured Debt Rating" in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

          "Applicable Margin" means, in the case of Facility Fees or LIBOR Committed Loans, a rate per annum determined by reference to the Applicable Level or Leverage Ratio as follows:

          "Applicable Level" means one of the levels set forth below determined by the Senior Unsecured Debt Rating as follows:

               "LEVEL 1" means any period during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) A- by S&P and/or (ii) A3 by Moody's and/or (iii) A- by Fitch.

               "LEVEL 2" means any period (other than a Level I Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BBB+ by S&P and/or (ii) Baal by Moody's and/or (iii) BBB+ by Fitch.

               "LEVEL 3" means any period (other than a Level 1 Period or Level 2 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BBB by S&P and/or
          (ii) Baa2 by Moody's and/or (iii) BBB by Fitch.

               "LEVEL 4" means any period (other than a Level 1 Period, Level 2 Period or Level 3 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BBB- by S&P and/or (ii) Baa3 by Moody's and/or (iii) BBB-by Fitch.

               "LEVEL 5" means any period (other than a Level 1 Period, Level 2 Period, Level 3 Period or Level 4 Period) during which the Senior Unsecured Debt Rating is better than or equal to at least two of the following three ratings: (i) BB+ by S&P and/or (ii) Bal by Moody's and/or (iii) BB+ by Fitch.

               "LEVEL 6" means any period other than a Level I Period, Level 2 Period, Level 3 Period, Level 4 Period or Level 5 Period.

          For purposes of the foregoing, (a) if the Senior Unsecured Debt Ratings fall within different Levels, the Applicable Level shall be based upon the Level in which the largest number of Senior Unsecured Debt Ratings fall; PROVIDED that if there shall be no such Level, the highest and the lowest Level shall be excluded and the Applicable Level shall be the remaining Level; (b) if only two Senior Debt Ratings exist and they shall fall within different Levels, the Applicable Level shall be based upon the higher (numerically lower) of the available Levels unless such Levels are more than one Level apart, in which case the Applicable Level shall be one Level higher than the lower Level; (c) if only one Senior Unsecured Debt Rating exists, the Applicable Level shall be based upon the Level in which such rating falls and (d) if no Senior Unsecured Debt Rating shall be available from at least one of S&P, Moody's or Fitch, the Applicable Margin will be set by reference to the Leverage Ratio so long as the Agent shall have received the financial statements and Compliance Certificate to be delivered by the Company pursuant to Section 6.1 and if the Agent shall have not received such financial statements and Compliance Certificate, in accordance with Level 6.

          "Company" shall mean PacifiCare Health Systems, Inc., formerly known as N-T Holdings, Inc.

          "Fitch" means Fitch Investors Service, Inc.

     2.3 AMENDMENT TO SECTION 6.1. Clause (k) of Section 6. 1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(k) promptly (but in no case more than five Business Days) after the Company or either Guarantor receives unsecured long-term debt ratings by S&P, Moody's or Fitch, a notice of such ratings, and thereafter, promptly (but in no case more than five Business Days) after any change in such ratings, a notice of such change;"

     3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Amendment:

          3.1 AUTHORIZATION. The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and this Amendment has been duly executed and delivered by the Company.

          3.2 BINDING OBLIGATION. This Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and does not and will not:

          (a)  contravene the terms of any of the Company's Organization
Documents;

          (b) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject; or

          (c)  violate any material Requirement of Law.

          3.4 GOVERNMENTAL AUTHORIZATION, No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against the Company of this Amendment other than that which has been obtained.

          3.5 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.6 DEFAULT. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4.   MISCELLANEOUS.

          4.1 EFFECTIVENESS OF THE CREDIT AGREEMENT AND THE NOTES. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          4.2 WAIVERS. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or, of any other term or provision.

          4.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company, the Agent and the Banks shall have signed a copy hereof and the Agent shall have received acknowledgments and reaffirmations substantially in the form of EXHIBIT A hereto, duly executed by each of the Guarantors.

          4.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                              PACIFICARE HEALTH SYSTEMS, INC.,
                              formerly known as N-T Holdings, Inc.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE CHASE MANHATTAN BANK

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              CITICORP USA, INC.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE BANK OF NEW YORK
                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE BANK OF NOVA SCOTIA

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              BANQUE NATIONALE DE PARIS

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE DAI-ICHI KANGYO BANK, LTD., LOS
                              ANGELES AGENCY

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                              LOS ANGELES AGENCY

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND" NEW YORK BRANCH

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              SANWA BANK CALIFORNIA

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE SUMITOMO BANK, LIMITED, LOS ANGELES
                              BRANCH

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              WELLS FARGO BANK, N.A.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              BANCA COMMERCIALE ITALIANA
                              LOS ANGELES FOREIGN BRANCH

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              BANQUE PARIBAS

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              CIBC INC.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              COMMERZBANK AKTIENGESELLSCHAFT,
                              LOS ANGELES BRANCH

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              CREDIT SUISSE FIRST BOSTON

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE FUJI BANK, LIMITED

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              MELLON BANK, N.A.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION, LOS ANGELES AGENCY

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              PNC BANK, N.A.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              THE SAKURA BANK, LTD., LOS ANGELES
                              AGENCY

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              SOCIETE GENERALE

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                              THE TOKAI BANK, LIMITED,
                              LOS ANGELES AGENCY

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              UNION BANK OF CALIFORNIA, N.A.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------